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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)

                                  JUNE 2, 2008

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          COLORADO                 000-51443                     84-1573852
      (State or other       (Commission File Number)           (IRS Employer
jurisdiction of incorporation)                            Identification Number)


                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9305
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01 OTHER EVENTS

On May 29, 2008, three institutional accredited investors ("Investors") entered into letter agreements ("Letter Agreements") with Raptor Networks Technology, Inc. (the "Company"), which Letter Agreements became effective on June 2, 2008.

Pursuant to the terms of the Letter Agreements, the Investors agreed to waive certain provisions of the Registration Rights Agreement, dated as of March 31, 2008, by and between the Company and the Investors (the "2008 Registration Rights Agreement") relating to registration delay payments in connection with a registration demand made by the Investors on April 10, 2008 (the "Investor Demand") to register certain securities of the Company with the Securities and Exchange Commission (the "Commission"). Such payments are waived until the earlier to occur of (x) the date that is thirty (30) days following the Company's receipt of guidance from the Commission with respect to the Company's ability to avail itself of a registration statement consistent with the SEC's interpretation of Rule 415, and (y) August 31, 2008.

In addition, the Investors waived the right to have certain securities included in the Investor Demand, and consented to the registration of certain securities pursuant to the terms and conditions of the Amended and Restated Registration Rights Agreement, dated as of January 18, 2007, by and between the Company and the Investors (the "2007 Registration Rights Agreement"). Such securities are Registrable Securities (as such term is defined in the 2007 Registration Rights Agreement) and Additional Registrable Securities (as such term is defined in the 2008 Registration Rights Agreement).

The Letter Agreements are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The above descriptions are qualified by reference to the complete text of the letter agreements described. However, those letter agreements, including without limitation the representations and warranties contained in those letter agreements, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company's reports under the Securities Exchange Act of 1934, as amended.



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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits

Exhibit Number      Description
-------------------------------

      99.1 Letter agreement between Castlerigg Master Investments Ltd. and Raptor Networks Technology, Inc., dated May 29, 2008 and effective June 2, 2008.

      99.2 Letter agreement between Cedar Hill Capital Partners Offshore, Ltd., Cedar Hill Capital Partners Onshore, LP, and Raptor Networks Technology, Inc., dated May 29, 2008 and effective June 2, 2008.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 3, 2008


RAPTOR NETWORKS TECHNOLOGY, INC.


By: /s/ Bob van Leyen
    ---------------------------------
    Name: Bob van Leyen
    Title: Chief Financial Officer